                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to incorporation herein by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 20, 1998, except as to Note 9, which is of March 6, 1998, appearing on page 42 of Cypress Semiconductor Corporation's Annual Report on Form 10-K for the year ended December 29, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                          /s/ PricewaterhouseCoopers LLP



San Jose, California


January 19, 1999